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                                  EXHIBIT 32.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005 ("Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                                       CNB CORPORATION
                                              (Registrant)


                                       By: /s/ James C. Conboy, Jr.
                                          -------------------------------
                                          James C. Conboy, Jr.
                                          President and Chief Executive
                                          Officer


Date: August 12, 2005                  By: /s/ Shanna L. Hanley
                                          --------------------------------
                                          Shanna L. Hanley
                                          Treasurer
                                          (Chief Financial Officer)